                                                                 Exhibit 23.1

                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As  independent  public  accountants,  we hereby consent to the inclusion of our reports  and to all  references  to our  firm in  this  Form  8-K/A,  and to the incorporation  of our  reports  included  in this Form 8-K/A into the  Company's previously  filed  Registration  Statement  File Nos.  333-03512,  333-24735 and
333-58584.

/s/ Semple & Cooper, LLP

Semple & Cooper, LLP
Phoenix, Arizona

July 17, 2002